GLOBAL X FUNDS
(THE "TRUST")

SUPPLEMENT DATED MAY 5, 2023
TO THE STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) FOR THE SERIES OF THE TRUST INCLUDED IN SCHEDULE A, DATED MARCH 1, 2023, AS SUPPLEMENTED AND AMENDED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statutory Prospectus and SAI.

The supplement dated March 29, 2023 to the Statutory Prospectus and Statement of Additional Information for each of the funds listed in Schedule A below (the “Funds”) is amended to clarify that the Funds’ custodian, transfer agent and securities lending agent will transition from Brown Brothers Harriman & Co. to The Bank of New York Mellon after the close of business on or about May 12, 2023.

SCHEDULE A
FUND NAME	DATE OF STATUTORY PROSPECTUS, AS MAY BE SUPPLEMENTED FROM TIME TO TIME	DATE OF STATEMENT OF ADDITIONAL INFORMATION, AS MAY BE SUPPLEMENTED FROM TIME TO TIME
Global X DAX Germany ETF	March 1, 2023	March 1, 2023
Global X FTSE Southeast Asia ETF	March 1, 2023	March 1, 2023
Global X MSCI Norway ETF	March 1, 2023	March 1, 2023
Global X SuperDividend® REIT ETF	March 1, 2023	March 1, 2023
Global X SuperDividend® U.S. ETF	March 1, 2023	March 1, 2023

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE